                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                                Amendment No. 1


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


                              September 16, 1996
                 -------------------------------------------
                Date of Report (Date of earliest event reported)


                         Renal Treatment Centers, Inc.
           ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                    1-14142               23-2518331
-----------------------------      ---------------       ----------------
(State or other jurisdiction        (Commission           (IRS Employer
 of incorporation)                  File Number)          Identification
                                                          Number)

1180 W. Swedesford Road, Building 2, Suite 300, Berwyn, PA            19312
--------------------------------------------------------------------------------
       (Address of principal executive offices)                     (zip code)


Registrant's telephone number, including area code: 610-644-4796
                                                    ------------

     The Current Report on Form 8-K of Renal Treatment Centers, Inc. (the "Company"), dated September 16, 1996 and filed on September 30, 1996, reported the acquisition of certain assets of Columbus Regional Dialysis Center, Inc. and Phenix City Nephrology Referral Center, Inc. Items 7(a) and 7(b) of the report stated that the historical financial statements required under Rule 3-05 of Regulation S-X and the pro forma financial information required under Article 11 of Regulation S-X would be filed as soon as practicable, but not later than November 30, 1996. The purpose of this amendment is to file such financial statements and information. The historical financial statements of Panama City Artificial Kidney Center, P.A. ("PCAKC") and North Florida Artificial Kidney Center, P.A. ("NFAKC") are filed herewith since the Company is required to file financial statements covering at least a substantial majority of the businesses acquired for the most recent fiscal year and the most recent interim period for which a balance sheet was filed.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)   Financial Statements of Businesses Acquired.
               --------------------------------------------

               The following lists the historical financial statements of Columbus Regional Dialysis Center, Inc. filed herewith:


               Report of Independent Accountants

               Balance Sheet
                  as of December 31, 1995

               Statement of Retained Earnings
                   for the year ended December 31, 1995

               Statement of Income
                   for the year ended December 31, 1995

               Statement of Cash Flows
                   for the year ended December 31, 1995

               Notes to Financial Statements

               Report of Independent Accountants

               Balance Sheet
                  as of June 30, 1996 (unaudited)

               Statement of Retained Earnings
                   for the six months ended June 30, 1996 (unaudited)

               Statement of Income
                   for the six months ended June 30, 1996 (unaudited)

               Statement of Cash Flows
                   for the six months ended June 30, 1996 (unaudited)

               Report of Independent Accountants

               Balance Sheet
                  as of June 30, 1995 (unaudited)

               Statement of Retained Earnings
                   for the six months ended June 30, 1995 (unaudited)

               Statement of Income
                   for the six months ended June 30, 1995 (unaudited)

               Statement of Cash Flows
                   for the six months ended June 30, 1995 (unaudited)

               The following lists the historical financial statements of Phenix City Nephrology Referral Center, Inc. filed herewith:

               Report of Independent Accountants

               Balance Sheet
                  as of December 31, 1995

               Statement of Retained Earnings
                   for the year ended December 31, 1995

               Statement of Income
                   for the year ended December 31, 1995

               Statement of Cash Flows
                   for the year ended December 31, 1995

               Notes to Financial Statements

               Report of Independent Accountants

               Balance Sheet
                  as of June 30, 1996 (unaudited)

               Statement of Retained Earnings
                   for the six months ended June 30, 1996 (unaudited)

               Statement of Income
                   for the six months ended June 30, 1996 (unaudited)

               Statement of Cash Flows
                   for the six months ended June 30, 1996 (unaudited)

               Report of Independent Accountants

               Balance Sheet
                  as of June 30, 1995 (unaudited)

               Statement of Retained Earnings
                   for the six months ended June 30, 1995 (unaudited)

               Statement of Income
                   for the six months ended June 30, 1995 (unaudited)

               Statement of Cash Flows
                   for the six months ended June 30, 1995 (unaudited)

               The following lists the historical financial statements of Panama City Artificial Kidney Center, P.A. ("PCAKC") and North Florida Artificial Kidney Center, P.A. ("NFAKC") filed herewith:

               Report of Independent Accountants

               Combined Balance Sheets
                   at December 31, 1995 and June 30, 1996 (unaudited)

               Combined Statements of Operations
                   for the year ended December 31, 1995 and for the three and six months ended June 30, 1995 (unaudited) and 1996 (unaudited)

               Combined Statements of Stockholders' Equity
                   for the year ended December 31, 1995

               Combined Statements of Cash Flows
                   for the year ended December 31, 1995 and for the six months ended June 30, 1995 (unaudited) and 1996 (unaudited)

               Notes to Financial Statements

           (b) Pro Forma Financial Information.
               --------------------------------

               The following lists the pro forma financial information filed herewith:

               Pro forma Consolidated Balance Sheets as of June 30, 1996

               Pro forma Consolidated Statements of Operations for the
                  year ended December 31, 1995 and the six months ended June 30, 1996

               Notes to Pro Forma Consolidated Financial Statements

           (c) Exhibits.
               --------
               The following exhibits are filed herewith:

               Exhibit No.         Document
               -----------         --------

               23.1                Consent of Coopers & Lybrand, L.L.P.

               23.1                Consent of Aronhalt, Stringer & Company,
                                   CPA's

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RENAL TREATMENT CENTERS, INC.


                                             /s/ Ronald H. Rodgers, Jr.
                                             -------------------------------
                                             By:  Ronald H. Rodgers, Jr.
                                                  Vice President - Finance


Date:  November 27, 1996

                         INDEPENDENT AUDITOR'S REPORT

Board of Directors
Columbus Regional Dialysis
 Center, Inc.
Columbus, Georgia

     We have audited the balance sheet of Columbus Regional Dialysis Center, Inc. as of December 31, 1995 and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates used by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Columbus Regional Dialysis Center, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                           ARONHALT, STRINGER & COMPANY

                                           /s/Aronhalt, Stringer & Company,
                                           -------------------------------

                                           Certified Public Accountants

                                           October 31, 1996

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                                 Balance Sheet
                                 -------------
                               December 31, 1995
                               -----------------



                                     ASSETS
                                     ------


CURRENT ASSETS:
--------------

 Cash                                                         $ 91,494
 Accounts Receivable:
   Trade (net of allowance
    for doubtful accounts
    of $196,000)                        $433,707
   Employee Advances                          30               433,737
                                        --------
 Inventories                                                    81,060
 Prepaid Expenses:
   Insurance                            $ 20,969
   Rent                                      875                21,844
                                        --------             ---------

     Total Current Assets                                                $628,135


EQUIPMENT AND LEASEHOLD IMPROVEMENTS:
--------------------------------------

                                                  Depreciation
                                                     Taken
                                          Cost      To Date    Balance
                                          ----      -------    -------
 Medical Equipment                       $366,045   $210,334   $155,711
 Office Furniture
  and Equipment                            58,308     24,519     33,789
 Automotive Equipment                      17,319      6,106     11,213
 Leasehold Improvements                    16,116      5,099     11,017
                                         --------   --------  ---------

     Total                               $457,788   $246,058   $211,730   211,730
                                         ========   ========  =========   -------
TOTAL ASSETS                                                             $839,865
------------                                                             ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------


 CURRENT LIABILITIES:
 -------------------

  Accounts Payable:
    Trade                         $139,952
    Stockholder                     10,000
    Other                            1,086     $151,038
                                  --------
  Note Payable - Stockholder:
    Amount Due Within
      One Year                                   32,535
  Employees Payroll
    Taxes Withheld                                1,952
  Accrued Expenses:
    Salaries and Wages            $ 12,549
    Profit Sharing
      Contribution                  14,608       27,157
                                  --------    ---------

          Total Current Liabilities                                     $212,682

LONG-TERM LIABILITIES:
----------------------

  Note Payable - Stockholder:
   Amount Due After
     One Year                                                             83,421
                                                                          ------

          Total Liabilities                                             $296,103


STOCKHOLDER'S EQUITY:
---------------------

  Common Stock, $1 Par Value,
   500,000 Shares Authorized,
   500 Shares Issued and
   Outstanding                                   $    500
  Retained Earnings                               543,262
                                                 --------

          Total Stockholder's Equity                                   543,762
                                                                      --------



TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                            $839,865
------------------------------------------                            ========


      See auditor's report and accompanying notes to financial statements.

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                        Statement of Retained Earnings
                        ------------------------------
                     For the Year Ended December 31, 1995
                     ------------------------------------



     BALANCE - JANUARY 1, 1995                                     $ 391,155
     -------------------------

       Add:     Net Income for the Year Ended
                December 31, 1995                                    429,509


       Deduct:  Distributions to Stockholders                       (277,402)
                                                                    ---------



     BALANCE - DECEMBER 31, 1995                                   $ 543,262
     ---------------------------                                   =========

      See auditor's report and accompanying notes to financial statements.

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                              Statement of Income
                              -------------------
                      For the Year Ended December 31, 1995
                      ------------------------------------




PATIENT REVENUE:
----------------
       Inpatient Dialysis Fees                        $2,021,126
       Epotin                                            358,694
       Other                                             138,973
                                                      ----------
               Total Patient Revenue                                $2,518,793
PATIENT CARE COSTS:
-------------------
       Salaries and Wages                             $  547,144
       Medical Supplies                                  727,925
       Center Rental                                     104,528
       Professional Fees                                 125,145
       Depreciation                                       51,308
       Repairs and Maintenance                            47,096
       Insurance                                          95,607
       Taxes                                              43,764
       Housekeeping                                       23,692
       Utilities                                          25,038
       Other                                               6,158
                                                      ----------
               Total Patient Care Costs                             1,797,405
                                                                   ----------
               Operating Profit                                    $  721,388

     ADMINISTRATIVE EXPENSES:
----------------------------------------------
       Salaries and Wages                             $   40,969
       Profit Sharing Plan Contribution                   14,608
       Office Supplies and Expense                        18,823
       Insurance                                          10,711
       Professional Fees                                  43,685
       Office Rental                                      18,097
       Equipment Rental                                    6,000
       Telephone                                          10,063
       Interest                                           10,734
       Taxes                                              18,983
       Depreciation and Amortization                      14,255
       Repairs and Maintenance                             8,056
       Utilities                                           2,782
       Provision for Doubtful Accounts                    72,011
       Other                                               3,141
                                                      ----------
               Total Administrative Expenses                        292,918
                                                                   --------
               Income From Operations                              $428,470

     NON-OPERATING INCOME:
     ---------------------
       Interest                                                       1,039
                                                                 ----------

     NET INCOME                                                  $  429,509
     ----------                                                  ==========

      See auditor's report and accompanying notes to financial statements.

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                            Statement of Cash Flows
                            -----------------------
                      For the Year Ended December 31, 1995
                      ------------------------------------



     CASH FLOWS FROM OPERATING ACTIVITIES:
     -------------------------------------
       Net Income                                           $ 429,509
       Adjustments to Reconcile Net Income
         to Net Cash Provided by Operating
         Activities:
           Depreciation and Amortization                       65,563
           Provision for Doubtful Accounts                     72,011

       Changes in Operating Assets and Liabilities:
----------------------------------------------------------
         (Increase) Decrease in Accounts Receivable          (139,272)
         (Increase) Decrease in Inventories                   (24,098)
         (Increase) Decrease in Prepaid Expenses               (1,110)
         Increase (Decrease) in Accounts Payable               (3,128)
         Increase (Decrease) in Accrued Expenses                6,858
         Increase (Decrease) in Other Liabilities              (1,758)
                                                            ---------

               Net Cash Provided by Operating Activities                  $ 404,575

     CASH FLOWS FROM INVESTING ACTIVITIES:
     -------------------------------------

       Purchase of Equipment                                $ (66,728)
                                                            ---------

              Net Cash Used by Investing Activities
                                                                            (66,728)


     CASH FLOWS FROM FINANCING ACTIVITIES:
     -------------------------------------
       Principal Payments on Long-Term Debt                 $(32,439)
       Distributions to Stockholders                        (277,402)
                                                            ---------

              Net Cash Used by Financing Activities                        (309,841)
                                                                           ---------

               Net Increase in Cash                                         $28,006
               Cash at Beginning of Year                                     63,488
                                                                            -------
               Cash at End of Year                                          $91,494
                                                                            =======




      See auditor's report and accompanying notes to financial statements.

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


      1.  Summary of Significant Accounting Policies
          ------------------------------------------

          a) Nature of Business - The Company provides dialysis treatments, within the State of Georgia, for End Stage Renal Disease (ESRD) patients on an outpatient basis. During 1995 approximately 78% of the Company's revenue was received from Medicare and Medicaid and other state administered programs. Consequently, the Company's ability to collect amounts due for services to patients is dependent on third party payors.

          b) Method of Revenue Recognition - The Company uses the accrual method in recognizing income. Patient revenue is recorded in the period in which the service is provided using established rates. The allowance for doubtful accounts is management's estimate of amounts that may prove to be uncollectible.

          c) Inventory - Inventories consist of medical supplies and are stated at the lower of cost (first-in, first-out) or market value.

          d) Equipment and Leasehold Improvements - Equipment and Leasehold Improvements are recorded at cost. Depreciation and Amortization is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                                                               Years
                                                               -----
                           Medical Equipment                   5
                           Office Furniture and Equipment      5 - 7
                           Automotive Equipment                5
                           Leasehold Improvements              10 - 15

              For federal income tax purposes, depreciation is computed using the Accelerated Cost Recovery System and the Modified Accelerated Cost Recovery System. Expenditures for major renewals and betterments that extend the useful lives of equipment and leasehold improvements are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

          e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          f) Income Taxes - The Shareholders of the Company have, effective January 1, 1990, elected to be taxed under IRC Section 1362 (S Corporation). All corporate income will be taxed at the shareholder level. Therefore, no current year provision for corporate income taxes is required.

        2. Long-Term Debt
           --------------

           At December 31, 1995 long-term debt consists of the following:

                    Note Payable to Ashok Kumar, M.D.
                    Payable $3,386.34 per month including
                    interest at 8% (Unsecured).                    $115,956


        Less amount due within one year                  (32,535)
                                                       ---------
                                                       $  83,421
                                                       =========


   Maturities of long-term debt are as follows:

          Year Ending December 31,                        Amount
          ------------------------                       ---------
             1996                                       $  32,535
             1997                                          35,236
             1998                                          38,160
             1999                                          10,025
                                                        ---------
                                                        $ 115,956
                                                        =========


3. Leasing Arrangements
   --------------------

   The Company conducts its operations from facilities leased under non-cancelable leases with initial terms ranging from three to ten years with certain renewal options, expiring on various dates through December, 1999. The Company is subleasing a portion of its building located in Columbus, GA on a year-to-year basis.

   Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year as of December 31, 1995, and for each of the next five years and in aggregate are:

          Year Ending December 31,                         Amount
          ------------------------                        ---------
             1996                                        $ 206,027
             1997                                          190,527
             1998                                          180,012
             1999                                          177,300
             2000                                              -0-
                                                         ---------
      Total Future Rental Payments                       $ 753,866
                                                         =========


4. Transactions With Related Parties
   ---------------------------------

   The Company is leasing a building in Columbus, GA from The Ashok and Mary Kumar Family Limited Partnership, a partnership controlled by an officer of the Company, Ashok Kumar, M.D. This lease will expire on December 31, 1999. During the year ended December 31, 1995, the Company paid $145,860 to The Ashok and Mary Kumar Family Limited Partnership under this lease.

   The Company receives computer related services from Renal Associates, P.C., a corporation controlled by an officer of the Company. During the year ended December 31, 1995, the Company paid $6,000 to Renal Associates, P.C. for these services.

   The Company has a sublease of its facilities in Columbus, Ga to Renal Associates, P.C., a corporation controlled by an officer of the Company. During the year ended December 31, 1995, the Company received $58,344 under this lease.

   The Company has entered into an agreement with Ashok Kumar, M.D., an officer of the Company, to act as Medical Director. This contract is renewable on a year-to-year basis. During the year ended December 31, 1995, the Company paid $48,000 for this service.

     The Company has entered into an agreement with Joyce A. Dozier, a stockholder of the Company, to act as Medical Administrator. This contract is renewable on a year-to-year basis. During the year ended December 31, 1995, the Company paid $48,000 for this service.

5.   Benefit Plans
     -------------

     The Company has a defined contribution savings plan (401(k) Profit Sharing
     Plan) which covers substantially all employees. For the year ended December 31, 1995, the Board of Directors has determined that the plan contribution shall be $14,608.

6.  Concentrations of Credit Risk
    -----------------------------

    The Company does not believe there are any significant credit risks associated with accounts receivable from Medicare and Medicaid and other state administered programs.

7.  Subsequent Events
    -----------------

    On September 1, 1996 the Company sold substantially all of its assets, with the exception of accounts receivable to Renal Treatment Centers, Inc. The Company received cash of $1,616,102 and a 5.5% $3,622,500 note, payable January 3, 1997.

8.  Supplemental Disclosure of Cash Flow Information
    ------------------------------------------------

    The Company considers all short term investments with an original maturity of three months or less to be cash equivalents.

    Cash paid during the year ended December 31, 1995 for Interest and Income taxes was as follows:

                Interest                     $ 11,723
                                             ========

                Income Taxes                  $   -0-
                                             ========

                          INDEPENDENT AUDITOR'S REPORT


     Board of Directors
     Columbus Regional Dialysis
       Center, Inc.
     Columbus, GA


              We have compiled the accompanying balance sheet of Columbus Regional Dialysis Center, Inc. as of June 30, 1996 and the related statements of income and retained earnings and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

              A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

              Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.


                                         ARONHALT, STRINGER & COMPANY

                                         /s/ Aronhalt, Stinger & Company
                                         ------------------------------------

                                         Certified Public Accountants

                                         November 8, 1996

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                                 Balance Sheet
                                 -------------
                                 June 30, 1996
                                 -------------



                                     ASSETS
                                     ------


CURRENT ASSETS:
---------------

 Cash                                                          $ 32,610
 Accounts Receivable:
   Trade (net of allowance
    for doubtful accounts
    of $166,000)                                                540,380
 Inventories                                                     85,558
 Prepaid Expenses:
   Insurance                                       $  11,573
   Rent                                                  875     12,448
                                                   ---------  ---------

     Total Current Assets                                                  $670,996

EQUIPMENT AND LEASEHOLD IMPROVEMENTS:
-------------------------------------


                                                   Depreciation
                                                      Taken
                                          Cost       To Date    Balance
                                         ------     ---------- ---------
 Medical Equipment                       $370,106   $233,837   $136,269
 Office Furniture
  and Equipment                            79,183     30,279     48,904
 Automotive Equipment                      17,319      7,852      9,467
 Leasehold Improvements                    31,207      7,253     23,954
                                         --------  ---------  ---------

     Total                               $497,815   $279,221   $218,594   218,594
                                         ========  =========  =========   -------

 TOTAL ASSETS                                                            $889,590
 ------------                                                            ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------


       CURRENT LIABILITIES:
       --------------------

       Accounts Payable:
         Trade                        $ 99,705
         Stockholder                    10,000
         Other                             929  $ 110,634
                                       -------
       Note Payable - Stockholder:
         Amount Due Within
           One Year                                33,859
       Employees Payroll
         Taxes Withheld                             2,505
       Accrued Expenses:
         Salaries and Wages           $ 13,270
         Payroll Taxes                   1,558     14,828
                                       -------  ---------

           Total Current Liabilities                        $ 161,826

     LONG-TERM LIABILITIES:
     ----------------------

       Note Payable - Stockholder:
        Amount Due After
          One Year                                             66,154
                                                               ------

           Total Liabilities                                $ 227,980


     STOCKHOLDER'S EQUITY:
     ---------------------

       Common Stock, $1 Par Value,
         500,000 Shares Authorized,
         500 Shares Issued and
         Outstanding                             $    500
       Retained Earnings                          661,110
                                                  -------

           Total Stockholder's Equity                         661,610
                                                              -------


     TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY             $ 889,590
     ------------------------------------------               ========

                      See accountant's compilation report.

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                         Statement of Retained Earnings
                         ------------------------------
                     For the Six Months Ended June 30, 1996
                     --------------------------------------




     BALANCE - JANUARY 1, 1996                                      $ 543,262
     -------------------------

       Add:     Net Income for the Six Months
              Ended June 30, 1996                                     242,848


       Deduct:  Distributions to Stockholders                        (125,000)
                                                                     --------



     BALANCE - JUNE 30, 1996                                        $ 661,110
     -----------------------                                         ========



                      See accountant's compilation report.

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                              Statement of Income
                              -------------------
                     For the Six Months Ended June 30, 1996
                     --------------------------------------



   PATIENT REVENUE:
   ----------------
       Inpatient Dialysis Fees                      $ 1,089,229
       Epotin                                           163,874
       Other                                            143,945
                                                    -----------
         Total Patient Revenue                                    $ 1,397,048
     PATIENT CARE COSTS:
     -------------------
       Salaries and Wages                           $   289,975
       Medical Supplies                                 443,595
       Center Rental                                     65,016
       Professional Fees                                 59,308
       Depreciation                                      23,513
       Repairs and Maintenance                           25,265
       Insurance                                         44,626
       Taxes                                             25,040
       Housekeeping                                      13,814
       Utilities                                         12,373
       Other                                              4,156
                                                     ----------
         Total Patient Care Costs                                   1,006,681
                                                                   ----------
         Operating Profit                                          $  390,367

     ADMINISTRATIVE EXPENSES:
     ------------------------
       Salaries and Wages                           $    23,413
       Office Supplies and Expense                        9,578
       Insurance                                          6,269
       Professional Fees                                 26,168
       Office Rental                                      5,094
       Equipment Rental                                   3,000
       Telephone                                          6,701
       Interest                                           4,512
       Taxes                                              4,755
       Depreciation and Amortization                      9,650
       Repairs and Maintenance                            2,805
       Utilities                                            235
       Provision for Doubtful Accounts                   43,117
       Other                                              2,958
                                                    -----------
         Total Administrative Expenses                               148,255
                                                                   ---------
         Income From Operations                                    $ 242,112

     NON-OPERATING INCOME:
     ---------------------
       Interest                                                          736
                                                                   ---------

     NET INCOME                                                    $ 242,848
     ----------                                                    =========


                      See accountant's compilation report.

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                            Statement of Cash Flows
                            -----------------------
                     For the Six Months Ended June 30, 1996
                     --------------------------------------


     CASH FLOWS FROM OPERATING ACTIVITIES:
     -------------------------------------
       Net Income                                           $ 242,848
       Adjustments to Reconcile Net Income
         to Net Cash Provided by Operating
         Activities:
           Depreciation and Amortization                       33,163
           Provision for Doubtful Accounts                     43,117

       Changes in Operating Assets and Liabilities:
       --------------------------------------------
         (Increase) Decrease in Accounts Receivable          (149,763)
         (Increase) Decrease in Inventories                    (4,498)
         (Increase) Decrease in Prepaid Expenses                9,396
         Increase (Decrease) in Accounts Payable              (40,404)
         Increase (Decrease) in Accrued Expenses              (12,329)
         Increase (Decrease) in Other Liabilities                 556
                                                            ---------

            Net Cash Provided by Operating Activities                     $ 122,086

     CASH FLOWS FROM INVESTING ACTIVITIES:
     -------------------------------------

       Purchase of Equipment                                $ (24,936)
       Purchase of Leasehold Improvements                     (15,091)
                                                            ---------

            Net Cash Used by Investing Activities                           (40,027)


     CASH FLOWS FROM FINANCING ACTIVITIES:
     -------------------------------------

       Principal Payments on Long-Term Debt                 $ (15,943)
       Distributions to Stockholders                         (125,000)
                                                            ---------

         Net Cash Used by Financing Activities                             (140,943)
                                                                           --------

         Net (Decrease) in Cash                                           $ (58,884)
         Cash at Beginning of Year                                           91,494
                                                                           --------
         Cash at June 30, 1996                                            $  32,610
                                                                           ========

                      See accountant's compilation report.

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors
Columbus Regional Dialysis
 Center, Inc.
Columbus, GA


   We have compiled the accompanying balance sheet of Columbus Regional Dialysis Center, Inc. as of June 30, 1995 and the related statements of income and retained earnings and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

   A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

   Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.


                                          ARONHALT, STRINGER & COMPANY

                                          /s/Aronhalt, Stringer & Company
                                          -----------------------------------

                                          Certified Public Accountants

                                          November 7, 1996

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                                 Balance Sheet
                                 -------------
                                 June 30, 1995
                                 -------------

                                     ASSETS
                                     ------


CURRENT ASSETS:
---------------

       Cash                                                              $  99,416
       Accounts Receivable:
         Trade (net of allowance
           for doubtful accounts
           of $164,000)                  $299,773
         Employee Advances                     30             299,803
                                           ------
       Inventories                                             59,939
       Prepaid Expenses:
         Insurance                                             10,161
                                                              -------

         Total Current Assets                                            $ 469,319


     EQUIPMENT AND LEASEHOLD IMPROVEMENTS:
     -------------------------------------

                                                  Depreciation
                                                     Taken
                                           Cost     To Date    Balance
                                        ---------  ---------   -------
       Medical Equipment                 $305,125   $184,677   $120,448
       Office Furniture
        and Equipment                      55,637     19,676     35,961
       Automotive Equipment                17,319      4,362     12,957
       Leasehold Improvements              16,116      4,458     11,658
                                         --------  ---------  ---------

         Total                           $394,197   $213,173   $181,024  181,024
                                         ========  =========  =========  -------

     TOTAL ASSETS                                                        $650,343
     ------------                                                        ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------


CURRENT LIABILITIES:
--------------------
       Accounts Payable:
         Trade                               $64,114
         Stockholder                          10,000
         Other                                   598   $ 74,712
                                             -------
       Note Payable - Stockholder:
         Amount Due Within
           One Year                                      31,264
       Employees Payroll
         Taxes Withheld                                   3,206
       Accrued Expenses:
         Salaries and Wages                  $11,085
         Payroll Taxes                           693     11,778
                                             -------  ---------

         Total Current Liabilities                                   $120,960

     LONG-TERM LIABILITIES:
     ----------------------
       Note Payable - Stockholder:
        Amount Due After
          One Year
                                                                      100,013
                                                                      -------
         Total Liabilities                                           $220,973


     STOCKHOLDER'S EQUITY:
     ---------------------
       Common Stock, $1 Par Value,
         500,000 Shares Authorized,
         500 Shares Issued and
         Outstanding                                   $    500
       Retained Earnings                                428,870
                                                       --------

         Total Stockholder's Equity                                   429,370
                                                                      -------
     TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                      $650,343
     ------------------------------------------                      ========

                      See accountant's compilation report.

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                         Statement of Retained Earnings
                         ------------------------------
                     For the Six Months Ended June 30, 1995
                     --------------------------------------


     BALANCE - JANUARY 1, 1995                                            $ 391,155
     -------------------------

       Add:     Net Income for the Six Months
             Ended June 30, 1995                                          240,117



       Deduct:  Distributions to Stockholders                              (202,402)
                                                                            -------


     BALANCE - JUNE 30, 1995                                              $ 428,870
     -----------------------                                              =========

                      See accountant's compilation report.

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                              Statement of Income
                              -------------------
                     For the Six Months Ended June 30, 1995
                     --------------------------------------



     PATIENT REVENUE:
     ----------------
       Inpatient Dialysis Fees                        $  950,250
      Epotin                                             148,224
       Other                                              51,871
                                                      ----------
         Total Patient Revenue                                     $ 1,150,345
     PATIENT CARE COSTS:
     -------------------
       Salaries and Wages                             $  256,159
       Medical Supplies                                  276,600
       Center Rental                                      50,902
       Professional Fees                                  61,688
       Depreciation                                       25,651
       Repairs and Maintenance                            13,037
       Insurance                                          46,544
       Taxes                                              21,366
       Housekeeping                                       11,037
       Utilities                                          12,491
       Other                                               2,316
                                                      ----------
         Total Patient Care Costs                                     777,791
                                                                   ----------
         Operating Profit                                          $  372,554

     ADMINISTRATIVE EXPENSES:
     ------------------------
       Salaries and Wages                             $   21,477
       Office Supplies and Expense                         9,511
       Insurance                                           5,099
       Professional Fees                                  23,285
       Office Rental                                       8,897
       Equipment Rental                                    3,000
       Telephone                                           5,293
       Interest                                            5,648
       Taxes                                               4,532
       Depreciation and Amortization                       7,027
       Repairs and Maintenance                             3,453
       Utilities                                           1,388
       Provision for Doubtful Accounts                    32,693
       Other                                               1,270
                                                      ----------
         Total Administrative Expenses                                132,573
                                                                   ----------
         Income From Operations                                    $  239,981

     NON-OPERATING INCOME:
     ---------------------
       Interest                                                           136
                                                                   ----------

     NET INCOME                                                    $  240,117
     ----------                                                    ==========

                      See accountant's compilation report.

                    COLUMBUS REGIONAL DIALYSIS CENTER, INC.
                    ---------------------------------------
                            Statement of Cash Flows
                            -----------------------
                     For the Six Months Ended June 30, 1995
                     --------------------------------------


     CASH FLOWS FROM OPERATING ACTIVITIES:
     -------------------------------------
       Net Income                                            $240,117
       Adjustments to Reconcile Net Income
         to Net Cash Provided by Operating
         Activities:
           Depreciation and Amortization                       32,678
           Provision for Doubtful Accounts                     32,693

       Changes in Operating Assets and Liabilities:
       --------------------------------------------
         (Increase) Decrease in Accounts Receivable            33,980
         (Increase) Decrease in Inventories                    (2,977)
         (Increase) Decrease in Prepaid Expenses               10,573
         Increase (Decrease) in Accounts Payable              (79,454)
         Increase (Decrease) in Accrued Expenses               (8,521)
         Increase (Decrease) in Other Liabilities                (504)
                                                             --------

            Net Cash Provided by Operating Activities                    $258,585

     CASH FLOWS FROM INVESTING ACTIVITIES:
     -------------------------------------
       Purchase of Equipment                                 $ (3,137)
                                                             --------

            Net Cash Used by Investing Activities                          (3,137)

     CASH FLOWS FROM FINANCING ACTIVITIES:
     -------------------------------------

       Principal Payments on Long-Term Debt                  $ (17,118)
       Distributions to Stockholders                          (202,402)
                                                             ---------

            Net Cash Used by Financing Activities                        (219,520)
                                                                          -------
            Net Increase in Cash                                         $ 35,928
            Cash at Beginning of Year                                      63,488
                                                                         --------
            Cash at June 30, 1995                                        $ 99,416
                                                                         ========


                      See accountant's compilation report.

                          INDEPENDENT AUDITOR'S REPORT




Board of Directors
Phenix City Nephrology
 Referral Center, Inc.
Phenix City, Alabama

    We have audited the balance sheet of Phenix City Nephrology Referral Center, Inc. as of December 31, 1995 and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates used by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Phenix City Nephrology Referral Center, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                               ARONHALT, STRINGER & COMPANY


                                               /s/Aronhalt, Stinger & Company
                                               --------------------------------

                                               Certified Public Accountants

                                               October 31, 1996

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                                 Balance Sheet
                                 -------------
                               December 31, 1995
                               -----------------



                                     ASSETS
                                     ------


    CURRENT ASSETS:
    ---------------

    Cash                                          $ 58,597
    Accounts Receivable:
     Trade (net of allowance
      for doubtful accounts
      of $105,000)                  $ 335,585
     Employee Advances                      7      335,592
                                     --------
    Inventories                                     33,198
    Prepaid Expenses:
     Insurance                                      29,015
                                                  --------

           Total Current Assets                              $ 456,402


    EQUIPMENT AND LEASEHOLD IMPROVEMENTS:
    -------------------------------------

                                         Depreciation
                                            Taken
                                Cost       To Date       Balance
                            ------------  ---------      ---------

       Medical Equipment     $ 360,286    $ 298,471       $ 61,815
       Office Furniture
        and Equipment           54,480       42,347         12,133
       Automotive Equipment     16,749        6,655         10,094
       Leasehold Improvements   15,340        5,084         10,256
                              --------    ---------      ---------

               Totals        $ 446,855    $ 352,557       $ 94,298       94,298
                              ========    =========      =========    ---------

     TOTAL ASSETS                                                     $ 550,700
     ------------                                                     =========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------


       CURRENT LIABILITIES:
       --------------------

       Accounts Payable:
         Trade                    $ 23,915
         Other                       1,293  $ 25,208
                                   -------
       Note Payable:
         Amount Due Within
           One Year                            5,309
       Employees Payroll
         Taxes Withheld                        1,797
       Accrued Expenses:
         Salaries and Wages       $ 12,538
         Profit Sharing
           Contribution             18,571
         Payroll Taxes                 164    31,273
                                   -------  --------

           Total Current Liabilities                 $ 63,587

     LONG-TERM LIABILITIES:
     ----------------------

       Note Payable:
        Amount Due After
          One Year                                      8,686
                                                        -----


           Total Liabilities                         $ 72,273

     STOCKHOLDER'S EQUITY:
     ---------------------

       Common Stock, $1 Par Value,
         10,000 Shares Authorized,
         Issued and Outstanding             $ 10,000
       Capital in Excess of Par Value         10,000
       Retained Earnings                     458,427
                                            --------

           Total Stockholder's Equity                 478,427
                                                     --------

     TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY     $ 550,700
     ------------------------------------------     =========

      See auditor's report and accompanying notes to financial statements.

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                         Statement of Retained Earnings
                         ------------------------------
                      For the Year Ended December 31, 1995
                      ------------------------------------

     BALANCE - JANUARY 1, 1995                                      $391,155
     -------------------------


       Add:     Net Income for the Year Ended
                December 31, 1995                                    429,509


       Deduct:  Distributions to Stockholders                       (277,402)
                                                                    --------
     BALANCE - DECEMBER 31, 1995                                    $543,262
     ---------------------------                                    ========


      See auditor's report and accompanying notes to financial statements.

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                              Statement of Income
                              -------------------
                      For the Year Ended December 31, 1995
                      ------------------------------------

      PATIENT REVENUE:
      ----------------
       Inpatient Dialysis Fees                        $1,839,470
      Home Training and Support                          614,552
       Epotin                                            234,308
       Other                                             103,096
                                                      ----------
               Total Patient Revenue                                $2,791,426
      PATIENT CARE COSTS:
      -------------------
       Salaries and Wages                             $  573,359
       Medical Supplies                                  714,418
       Center Rental                                     100,332
       Professional Fees                                 123,573
       Depreciation                                       20,404
       Repairs and Maintenance                            33,842
       Insurance                                          81,015
       Taxes                                              46,607
       Housekeeping                                       17,284
       Utilities                                          13,976
       Other                                               6,689
                                                      ----------
               Total Patient Care Costs                              1,731,499
                                                                    ----------
               Operating Profit                                     $1,059,927

      ADMINISTRATIVE EXPENSES:
      ------------------------
       Salaries and Wages                             $   79,426
       Profit Sharing Plan                                18,571
       Office Supplies and Expense                        15,169
       Insurance                                          25,434
       Professional Fees                                  60,187
       Office Rental                                      11,461
       Equipment Rental                                    6,000
       Telephone                                          13,204
       Interest                                            2,743
       Taxes                                              15,719
       Depreciation and Amortization                       9,681
       Repairs and Maintenance                             6,888
       Utilities                                           1,529
       Provision for Doubtful Accounts                   116,816
       Other                                               2,241
                                                      ----------
               Total Administrative Expenses                           385,069
                                                                    ----------
               Income From Operations                               $  674,858

      NON-OPERATING INCOME:
      ---------------------
       Interest                                       $    4,080
       Gain on Sale of Equipment                             200
                                                      ----------
               Total Non-operating Income                                4,280
                                                                    ----------

      NET INCOME                                                    $  679,138
      ----------                                                    ==========

      See auditor's report and accompanying notes to financial statements.

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                            Statement of Cash Flows
                            -----------------------
                      For the Year Ended December 31, 1995
                      ------------------------------------


      CASH FLOWS FROM OPERATING ACTIVITIES:
      -------------------------------------
       Net Income                                           $ 679,138
       Adjustments to Reconcile Net Income
         to Net Cash Provided by Operating
         Activities:
           Depreciation and Amortization                       30,085
           Provision for Doubtful Accounts                    116,816
           Gain on Sale of Equipment                             (200)
       Changes in Operating Assets and Liabilities:
       --------------------------------------------
         (Increase) Decrease in Accounts Receivable          (176,558)
         (Increase) Decrease in Inventories                    22,163
         (Increase) Decrease in Prepaid Expenses               (2,474)
         Increase (Decrease) in Accounts Payable              (63,720)
         Increase (Decrease) in Accrued Expenses                7,113
         Increase (Decrease) in Other Liabilities              (1,213)
                                                            ---------

               Net Cash Provided by Operating Activities               $ 611,150

      CASH FLOWS FROM INVESTING ACTIVITIES:
      -------------------------------------

       Purchase of Equipment                                $ (28,472)
       Proceeds from Sale of Equipment                            200
                                                            ---------

              Net Cash Used by Investing Activities                      (28,272)


      CASH FLOWS FROM FINANCING ACTIVITIES:
      -------------------------------------
       Principal Payments on Long-Term Debt                 $  (4,802)
       Distributions to Stockholders                         (559,782)
                                                            ---------

              Net Cash Used by Financing Activities                     (564,584)
                                                                        --------
              Net Increase in Cash                                      $ 18,294
              Cash at Beginning of Year                                   40,303
                                                                        --------
              Cash at End of Year                                       $ 58,597
                                                                        ========

      See auditor's report and accompanying notes to financial statements.

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

      1.  Summary of Significant Accounting Policies
          ------------------------------------------

          a) Nature of Business - The Company provides dialysis treatments, within the State of Alabama, for End Stage Renal Disease (ESRD) patients on an outpatient basis or in the patient's home. The Company has also entered into service agreements with hospitals to provide dialysis treatments on an inpatient basis. During 1995 approximately 55% of the Company's revenue was received from Medicare and Medicaid and other state administered programs. Consequently, the Company's ability to collect amounts due for services to patients is dependent on third party payors.

          b) Method of Revenue Recognition - The Company uses the accrual method in recognizing income. Patient revenue is recorded in the period in which the service is provided using established rates. The allowance for doubtful accounts is management's estimate of amounts that may prove to be uncollectible.

          c) Inventory -Inventories consist of medical supplies and are stated at the lower of cost (first-in, first-out) or market value.

          d) Equipment and Leasehold Improvements- Equipment and Leasehold Improvements are recorded at cost. Depreciation and Amortization is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                                                           Years
                                                           -----
                 Medical Equipment                          5
                 Office Furniture and Equipment             5 - 7
                 Automotive Equipment                       5
                 Leasehold Improvements                     10 - 15

             For federal income tax purposes, depreciation is computed using the Accelerated Cost Recovery System and the Modified Accelerated Cost Recovery System. Expenditures for major renewals and betterments that extend the useful lives of equipment and leasehold improvements are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

          e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          f) Income Taxes - The Shareholders of the Company have, effective November 5, 1984, elected to be taxed under IRC Section 1362 (S Corporation). All corporate income will be taxed at the shareholder level. Therefore, no current year provision for corporate income taxes is required.

      2.  Long-Term Debt
          --------------

          At December 31, 1995 long-term debt consists of the following:

               Note Payable to First Alabama Bank,
               Payable $535.73 per month including
               interest at prime plus 1% (Unsecured).                $ 13,995

               Less amount due within one year                         (5,309)
                                                                     --------
                                                                     $  8,686
                                                                     ========

     Maturities of long-term debt are as follows:

               Year Ending December 31,            Amount
               ------------------------            -------
                 1996                              $ 5,309
                 1997                                5,845
                 1998                                2,841
                                                   -------
                                                   $13,995
                                                   =======

 3.  Leasing Arrangements
     --------------------

     The Company conducts its operations from facilities leased under a non-cancelable ten year lease expiring in December, 1999. There is an option to renew the lease for five consecutive periods of one year. The Company is subleasing a portion of the building on a year-to-year basis.

     Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year as of December 31, 1995, and for each of the next five years and in aggregate are:


               Year Ending December 31,            Amount
               ------------------------           --------
                 1996                             $120,336
                 1997                              126,353
                 1998                              132,671
                 1999                              139,305
                 2000                                -0-
                                                  --------
         Total Minimum Future Rental Payments     $518,665
                                                  ========


 4.  Transactions With Related Parties
     ---------------------------------

     The Company has leased its facilities from The Ashok and Mary Kumar Family Limited Partnership, a partnership controlled by an officer of the Company, Ashok Kumar, M.D. This lease will expire on December 31, 1999. During the year ended December 31, 1995, the Company paid $114,600 to The Ashok and Mary Kumar Family Limited Partnership under this lease.

     The Company receives a number of services from Renal Associates, P.C., a corporation controlled by an officer of the Company. During the year ended December 31, 1995, the Company paid $37,200 to Renal Associates, P.C. for medical administrator and computer related services.

     The Company has a sublease of its facilities to Renal Associates, P.C., a corporation controlled by an officer of the Company. During the year ended December 31, 1995, the Company received $3,060 under this lease.

     The Company has entered into various agreements with Ashok Kumar, M.D., an officer of the Company, to act as Medical Director and Administrative Manager. These contracts are renewable on a year-to-year basis. During the year ended December 31, 1995, the Company paid $90,000 for these services.

 5.  Benefit Plans
     -------------

     The Company has a defined contribution savings plan (401(k) Profit Sharing
     Plan) which covers substantially all employees. For the year ended December 31, 1995, the Board of Directors has determined that the plan contribution shall be $18,571.

 6.  Commitments and Contingencies
     -----------------------------

     The Company is a co-maker of a loan from the First Alabama Bank to Ashok Kumar, M.D. and Phenix City Nephrology Referral Center, Inc. (jointly). At December 31, 1995 the Company's share of the outstanding loan was $13,995, the remaining $248,204 is owed by Ashok Kumar, M.D.

 7.  Concentrations of Credit Risk
     -----------------------------

     The Company does not believe there are any significant credit risks associated with accounts receivable from Medicare and Medicaid and other state administered programs.

 8.  Subsequent Events
     -----------------

     On September 1, 1996 the Company sold substantially all of its assets, with the exception of accounts receivable to Renal Treatment Centers, Inc. The Company received cash of $1,956,959 and a 5.5% $4,427,500 note, payable January 3, 1997.

 9.  Supplemental Disclosure of Cash Flow Information
     ------------------------------------------------

     The Company considers all short term investments with an original maturity of three months or less to be cash equivalents.

     Cash paid during the year ended December 31, 1995 for Interest and Income taxes was as follows:

         Interest                             $ 2,743
                                              =======

         Income Taxes                         $   -0-
                                              =======

                         INDEPENDENT AUDITOR'S REPORT



Board of Directors
Phenix City Nephrology
  Referral Center, Inc.
Phenix City, AL


  We have compiled the accompanying balance sheet of Phenix City Nephrology Referral Center, Inc. as of June 30, 1996 and the related statements of income and retained earnings and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

  A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

  Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

                                       ARONHALT, STRINGER & COMPANY

                                       /s/ Aronhalt, Stringer & Company
                                       -------------------------------------

                                       Certified Public Accountants

                                       November 6, 1996

                    PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                    --------------------------------------------
                                 Balance Sheet
                                 -------------
                                 June 30, 1996
                                 -------------


                                     ASSETS
                                     ------

CURRENT ASSETS:
---------------
 Cash
       $ 51,485
Accounts Receivable:
   Trade (net of allowance
   for doubtful accounts
   of $148,000)                                         539,552
 Inventories                                             36,680
 Prepaid Expenses:
   Insurance                                             12,944
                                                      ---------
         Total Current Assets                                        $640,661

EQUIPMENT AND LEASEHOLD IMPROVEMENTS:
------------------------------------

                                          Depreciation
                                             Taken
                                 Cost       To Date    Balance
                                ---------  ---------  ---------

Medical Equipment               $361,965   $311,113    $50,852
Office Furniture
 and Equipment                    54,480     44,315     10,165
Automotive Equipment              16,749      8,557      8,192
Leasehold Improvements            15,340      5,690      9,650
                                --------  ---------  ---------
        Totals                  $448,534   $369,675   $ 78,859     78,859
                                ========  =========  =========  ---------




     TOTAL ASSETS                                               $ 719,520
     ------------                                               =========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
--------------------

Accounts Payable:
  Trade                               $29,911
  Other                                 1,409    $31,320
                                      -------
Note Payable:
  First Alabama Bank                               5,620
Employees Payroll
  Taxes Withheld                                   1,817
Accrued Expenses:
  Salaries and Wages                  $12,320
  Payroll Taxes                         1,573     13,893
                                      -------   --------
        Total Current Liabilities                           $ 52,650

LONG-TERM LIABILITIES:
----------------------

Note Payable:
First Alabama Bank                                             5,757
                                                            --------
   Total Liabilities                                        $ 58,407


STOCKHOLDER'S EQUITY:
---------------------

Common Stock, $1 Par Value,
  10,000 Shares Authorized,
  Issued and Outstanding                        $ 10,000
Capital in Excess of Par Value                    10,000
Retained Earnings                                641,113
                                                --------
   Total Stockholder's Equity                                661,113
                                                            --------


TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                  $719,520
------------------------------------------                  ========

                      See accountant's compilation report.

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                         Statement of Retained Earnings
                         ------------------------------
                     For the Six Months Ended June 30, 1996
                     --------------------------------------




     BALANCE - JANUARY 1, 1996                             $458,427
     -------------------------

       Add:     Net Income for the Six Months
                Ended June 30, 1996                         427,725


       Deduct:  Distributions to Stockholders              (245,039)
                                                           --------


     BALANCE - JUNE 30, 1996                               $641,113
     -----------------------                                =======





                      See accountant's compilation report.

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                              Statement of Income
                              -------------------
                     For the Six Months Ended June 30, 1996
                     --------------------------------------



PATIENT REVENUE:
----------------
       Inpatient Dialysis Fees                        $1,006,374
      Home Training and Support                          268,051
       Epotin                                            180,600
       Other                                              95,088
                                                      ----------
               Total Patient Revenue                                 $1,550,113
PATIENT CARE COSTS:
-------------------
       Salaries and Wages                             $  296,037
       Medical Supplies                                  418,057
       Center Rental                                      58,547
       Professional Fees                                  60,607
       Depreciation                                       12,642
       Repairs and Maintenance                             7,351
       Insurance                                          47,110
       Taxes                                              25,750
       Housekeeping                                       12,950
       Utilities                                           8,726
       Other                                               2,191
                                                      ----------
               Total Patient Care Costs                  949,968
                                                      ----------
               Operating Profit                                      $  600,145

ADMINISTRATIVE EXPENSES:
------------------------
       Salaries and Wages                             $   33,667
       Office Supplies and Expense                         5,005
       Insurance                                          13,548
       Professional Fees                                  34,364
       Equipment Rental                                    3,000
       Telephone                                           6,551
       Interest                                              596
       Taxes                                               2,881
       Depreciation and Amortization                       4,476
       Repairs and Maintenance                             3,295
       Provision for Doubtful Accounts                    64,623
       Other                                                 800
                                                      ----------
               Total Administrative Expenses                            172,806
                                                                     ----------
               Income From Operations                                $  427,339

NON-OPERATING INCOME:
---------------------
       Interest                                                             386
                                                                     ----------


NET INCOME                                                           $  427,725
----------                                                           ==========



                      See accountant's compilation report.

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                            Statement of Cash Flows
                            -----------------------
                     For the Six Months Ended June 30, 1996
                     --------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------
 Net Income                                           $ 427,725
 Adjustments to Reconcile Net Income
  to Net Cash Provided by Operating
  Activities:
     Depreciation and Amortization                       17,118
     Provision for Doubtful Accounts                     64,623
  Changes in Operating Assets and Liabilities:
  --------------------------------------------
   (Increase) Decrease in Accounts Receivable          (268,583)
   (Increase) Decrease in Inventories                    (3,482)
   (Increase) Decrease in Prepaid Expenses               16,071
   Increase (Decrease) in Accounts Payable                6,112
   Increase (Decrease) in Accrued Expenses              (17,380)
   Increase (Decrease) in Other Liabilities                  20
                                                      ---------
          Net Cash Provided by Operating Activities                  $ 242,224

CASH FLOWS FROM INVESTING ACTIVITIES:
-------------------------------------

 Purchase of Equipment                                $  (1,679)
                                                      ---------
   Net Cash Used by Investing Activities                                (1,679)


CASH FLOWS FROM FINANCING ACTIVITIES:
-------------------------------------

 Principal Payments on Long-Term Debt                 $  (2,618)
 Distributions to Stockholders                         (245,039)
                                                      ---------

   Net Cash Used by Financing Activities                             (247,657)
                                                                     --------
   Net (Decrease) in Cash                                            $ (7,112)
   Cash at Beginning of Year                                           58,597
                                                                     --------
   Cash at June 30, 1996                                             $ 51,485
                                                                     ========

                      See accountant's compilation report.

                         INDEPENDENT AUDITOR'S REPORT



Board of Directors
Phenix City Nephrology
  Referral Center, Inc.
Phenix City, AL


      We have compiled the accompanying balance sheet of Phenix City Nephrology Referral Center, Inc. as of June 30, 1995 and the related statements of income and retained earnings and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

      A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

      Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

                                     ARONHALT, STRINGER & COMPANY


                                     /s/ Aronhalt, Stringer & Company
                                     -----------------------------------------

                                     Certified Public Accountants

                                     November 6, 1996

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                                 Balance Sheet
                                 -------------
                                 June 30, 1995
                                 -------------



                                     ASSETS
                                     ------

CURRENT ASSETS:
----------------------------

      Cash                                            $170,669
      Accounts Receivable:
         Trade (net of
          allowance
           for doubtful
            accounts
           of $84,000)                                 264,760
       Inventories                                      48,574
       Prepaid Expenses:
         Insurance                                      12,865
                                                     ---------
               Total Current Assets                                 $496,868

EQUIPMENT AND LEASEHOLD IMPROVEMENTS:
-------------------------------------

                                         Depreciation
                                            Taken
                                Cost       To Date    Balance
                              ---------   ---------   ---------
       Medical Equipment       $343,391   $299,064    $ 44,327
       Office Furniture
        and Equipment            55,564     41,095      14,469
       Automotive Equipment                 16,749       4,754      11,995
       Leasehold
        Improvements             15,340      4,471      10,869
                               --------   --------    --------

               Totals          $431,044   $349,384    $ 81,660      81,660
                               ========   ========    ========     -------



TOTAL ASSETS                                                      $578,528
------------                                                      ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------


CURRENT LIABILITIES:
--------------------

       Accounts Payable:
         Trade                               $59,895
         Other                                 1,164   $61,059
                                             -------
       Note Payable:
         First Alabama Bank                              5,024
       Employees Payroll
         Taxes Withheld                                  2,979
       Accrued Expenses:
         Salaries and Wages                  $12,951
         Payroll Taxes                           875    13,826
                                             -------  --------

               Total Current Liabilities                           $ 82,888

LONG-TERM LIABILITIES:
----------------------

       Note Payable:
        First Alabama Bank                                           11,426
                                                                   --------
              Total Liabilities                                    $ 94,314


STOCKHOLDER'S EQUITY:
---------------------
       Common Stock, $1 Par Value,
         10,000 Shares Authorized,
         Issued and Outstanding                       $ 10,000
       Capital in Excess of Par Value                   10,000
       Retained Earnings                               464,214
                                                      --------

               Total Stockholder's Equity                           484,214
                                                                   --------


TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                         $578,528
------------------------------------------                         ========


                      See accountant's compilation report.

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                         Statement of Retained Earnings
                         ------------------------------
                     For the Six Months Ended June 30, 1995
                     --------------------------------------



     BALANCE - JANUARY 1, 1995                                    $ 339,071
     -------------------------

       Add:  Net Income for the Six Months
            Ended June 30, 1995                                     375,542


       Deduct:  Distributions to Stockholders                      (250,399)
                                                                  ---------


     BALANCE - JUNE 30, 1995                                      $ 464,214
     -----------------------                                      =========



                      See accountant's compilation report.

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                              Statement of Income
                              -------------------
                     For the Six Months Ended June 30, 1995
                     --------------------------------------

PATIENT REVENUE:
----------------
 Inpatient Dialysis Fees                       $  888,137
 Home Training and Support                        317,360
 Epotin                                            93,292
Other                                              39,937
                                               ----------
     Total Patient Revenue                                       $1,338,726
PATIENT CARE COSTS:
-------------------
 Salaries and Wages                            $  268,272
 Medical Supplies                                 309,256
 Center Rental                                     50,276
 Professional Fees                                 61,815
 Depreciation                                       9,917
 Repairs and Maintenance                           14,675
 Insurance                                         38,569
 Taxes                                             22,651
 Housekeeping                                       8,651
 Utilities                                          5,877
 Other                                              3,943
                                               ----------
     Total Patient Care Costs                                       793,902
                                                                 ----------
     Operating Profit                                            $  544,824

ADMINISTRATIVE EXPENSES:
------------------------
 Salaries and Wages                            $   38,454
 Office Supplies and Expense                       11,073
 Insurance                                          6,946
 Professional Fees                                 29,885
 Office Rental                                      5,731
 Equipment Rental                                   3,500
 Telephone                                          6,008
 Interest                                             869
 Taxes                                              3,473
 Depreciation and Amortization                      4,831
 Repairs and Maintenance                            3,242
 Utilities                                            653
 Provision for Doubtful Accounts                   56,108
 Other                                                605
                                               ----------
     Total Administrative Expenses                                  171,378
                                                                 ----------
     Income From Operations                                      $  373,446

NON-OPERATING INCOME:
---------------------
 Interest                                      $    1,896
 Gain on Sale of Equipment                            200
                                               ----------
     Total Non-operating Income                                       2,096
                                                                 ----------

NET INCOME                                                       $  375,542
----------                                                       ==========

                     See accountant's compilation report.

                  PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                  --------------------------------------------
                            Statement of Cash Flows
                            -----------------------
                     For the Six Months Ended June 30, 1995
                     --------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------
 Net Income                                            $375,542
 Adjustments to Reconcile Net Income
  to Net Cash Provided by Operating
  Activities:
   Depreciation and Amortization                         14,748
   Provision for Doubtful Accounts                       56,108
   Gain on Sale of Equipment                               (200)
 Changes in Operating Assets and Liabilities:
 -------------------------------------------
 (Increase) Decrease in Accounts Receivable             (45,017)
 (Increase) Decrease in Inventories                       6,787
 (Increase) Decrease in Prepaid Expenses                (13,676)
 Increase (Decrease) in Accounts Payable                (27,869)
 Increase (Decrease) in Accrued Expenses                (10,334)
 Increase (Decrease) in Other Liabilities                   (32)
                                                       --------

    Net Cash Provided by Operating Activities                        $383,409

CASH FLOWS FROM INVESTING ACTIVITIES:
-------------------------------------

 Purchase of Equipment                                 $   (497)
 Proceeds from Sale of Equipment                            200
                                                       --------

    Net Cash Used by Investing Activities                                (297)


CASH FLOWS FROM FINANCING ACTIVITIES:
-------------------------------------

 Principal Payments on Long-Term Debt                  $ (2,347)
 Distributions to Stockholders                         (250,399)
                                                       ---------

    Net Cash Used by Financing Activities                            (252,746)
                                                                     --------

    Net Increase in Cash                                             $130,366
    Cash at Beginning of Year                                          40,303
                                                                     --------
    Cash at June 30, 1995                                            $170,669
                                                                     ========

                      See accountant's compilation report.

                               PCAKC/NFAKC Group
                     Index to Combined Financial Statements



                                                                            Page

Report of Independent Accountants..................................     F-1
Financial Statements:
        Combined Balance Sheets at December 31, 1995 and
             June 30, 1996 (Unaudited).............................     F-2
        Combined Statements of Operations for the year ended
             December 31, 1995, the Unaudited three months ended
             June 30, 1995 and 1996 and the Unaudited six months
             ended June 30, 1995 and 1996..........................     F-3
        Combined Statement of Stockholders' Equity for the
             year ended December 31, 1995..........................     F-4
        Combined Statements of Cash Flows for the years ended
             December 31, 1995 and the Unaudited six months ended
             June 30, 1995 and 1996................................     F-5
        Notes to Combined Financial Statements.....................  F-6 - F-8

                       REPORT OF INDEPENDENT ACCOUNTANTS


     To the Stockholders of PCAKC/NFAKC Group:

     We have audited the accompanying combined balance sheet of PCAKC/NFAKC Group (the "Group") as of December 31, 1995, and the related combined statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Group as of December 31, 1995 and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


     /s/Coopers & Lybrand, L.L.P.
     ----------------------------
     Coopers & Lybrand, L.L.P.


     Wayne, Pennsylvania
     August 7, 1996

                               PCAKC/NFAKC GROUP
                             COMBINED BALANCE SHEET
                             December 31, 1995 and
                           June 30, 1996 (Unaudited)

                                                      December 31,    June 30,
                                                          1995          1996
                                                                     (Unaudited)
--------------------------------------------------------------------------------
Assets
Current assets:
   Cash                                                  $607,162       $540,320
   Accounts receivable, net of allowance for doubtful
     accounts of $303,744 and $293,830 (unaudited)
     at December 31, 1995 and at June 30, 1996,
     respectively                                         644,619        424,995
     Inventories                                          185,785        165,014
     Prepaid expenses                                       5,118          4,159
--------------------------------------------------------------------------------
     Total current assets                               1,442,684      1,134,488
--------------------------------------------------------------------------------
Property and equipment (net of accumulated depreciation
   of $368,416 and $436,477 (unaudited) at December 31,
     1995 and June 30, 1996, respectively).             1,355,137      1,346,876
     Other assets                                          20,841         15,649
--------------------------------------------------------------------------------
     Total assets                                      $2,818,662     $2,497,013
================================================================================

Liabilities and Stockholders' Equity
Current liabilities:
   Current portion of long-term debt                     $120,442       $118,723
   Line of credit                                         106,185         56,185
   Accounts payable                                       272,940        229,108
   Accrued compensation                                   119,737         89,964
--------------------------------------------------------------------------------
     Total current liabilities                            619,304        493,980
--------------------------------------------------------------------------------
Long-term debt, net                                       921,134        862,342
Stockholders' equity:
   Common stock, $1 par value, 16,000 shares authorized:
    issued and outstanding 5,000 shares at December 31,
    1995 and June 30, 1996 (unaudited), respectively        5,000          5,000
Additional paid-in capital                                250,000        250,000
Retained earnings                                       1,023,224        885,691
--------------------------------------------------------------------------------
     Total stockholders' equity                         1,278,224      1,140,691
--------------------------------------------------------------------------------
     Total liabilities and stockholders' equity        $2,818,662     $2,497,013
================================================================================

            See accompanying notes to combined financial statements.

                               PCAKC/NFAKC GROUP
                       COMBINED STATEMENTS OF OPERATIONS
                   for the year ended December 31, 1995, the
          Unaudited three months ended June 30, 1995 and 1996 and the
               Unaudited six months ended June 30, 1995 and 1996

                                                                   Three Months Ended         Six Months Ended
                                                    December 31,         June 30,                 June 30,
                                                        1995         1995         1996        1995        1996
                                                                 (Unaudited)  (Unaudited)  (Unaudited) (Unaudited)
------------------------------------------------------------------------------------------------------------------
Net patient revenue                                 $5,870,921   $1,368,661   $1,453,063   $2,803,575  $2,798,726
Patient care costs                                   3,189,715      668,469      816,060    1,441,791   1,595,054
------------------------------------------------------------------------------------------------------------------
Operating profit                                     2,681,206      700,192      637,003    1,361,784   1,203,672

General and administrative                             802,815      195,170      219,561      415,202     469,629
Provision for doubtful accounts                        436,137       86,330       59,528      159,987      94,770
Depreciation and amortization                          142,344       34,687       37,440       68,322      73,253
------------------------------------------------------------------------------------------------------------------
Income from operations                               1,299,910      384,005      320,474      718,273     566,020

Interest expense, net of interest income
 of $15,669 for the year ended December 31, 1995        70,495       15,561       13,741       43,611      45,053
------------------------------------------------------------------------------------------------------------------
Net income                                          $1,229,415   $  368,444   $  306,733   $  674,662  $  520,967
==================================================================================================================

            See accompanying notes to combined financial statements.

                               PCAKC/NFAKC GROUP
                   COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
                      for the year ended December 31, 1995

                                             Additional
                              COMMON STOCK    Paid-in    Retained
                              Shares Amount   Capital    Earnings      Total

-------------------------------------------------------------------------------
Balance, December 31, 1994    5,000  $5,000  $250,000   $1,070,809   $1,325,809
  Net income                                             1,229,415    1,229,415
  S Corporation distribution                            (1,277,000)  (1,277,000)
--------------------------------------------------------------------------------
Balance at December 31, 1995  5,000  $5,000  $250,000   $1,023,224   $1,278,224
================================================================================

            See accompanying notes to combined financial statements.

                               PCAKC/NFAKC GROUP
                       COMBINED STATEMENTS OF CASH FLOWS
                 for the year ended December 31, 1995, and the
               Unaudited six months ended June 30, 1995 and 1996

                                                                       Six Months Ended
                                                   December 31,            June 30,
                                                      1995           1995             1996
                                                                 (Unaudited)      (Unaudited)
----------------------------------------------------------------------------------------------
 Cash flows from operating activities:
    Net income                                      $1,229,415     $674,662         $520,967
    Adjustments to reconcile net income
      to net cash provided by operating
      activities:
            Depreciation and amortization              142,344       68,322           73,253
            Provision for doubtful accounts            436,137      159,987           94,770
            Changes in operating assets and
             liabilities:
            Accounts receivable                       (253,258)      53,580          124,854
            Inventories                                (41,932)        (769)          20,771
            Prepaid assets                               1,919          960              959
            Accounts payable and accrued expenses       52,246      (88,726)         (73,605)
----------------------------------------------------------------------------------------------
 Net cash provided by operating activities           1,566,871      868,016          761,969
----------------------------------------------------------------------------------------------
 Cash flows from investing activities:
    Capital expenditures                              (122,661)     (56,345)         (59,800)
----------------------------------------------------------------------------------------------
 Net cash used in investing activities                (122,661)     (56,345)         (59,800)
----------------------------------------------------------------------------------------------
 Cash flows from financing activities:
    Net borrowings under line of credit                (79,000)     (19,001)         (50,000)
    Repayments of debt                                (111,507)     (64,083)         (60,511)
    Payment of S corporation distribution:          (1,277,000)    (860,000)        (658,500)
----------------------------------------------------------------------------------------------
 Net cash used in financing activities              (1,467,507)    (943,084)        (769,011)
----------------------------------------------------------------------------------------------
 Net (decrease) in cash and cash equivalents           (23,297)    (131,413)         (66,842)
 Cash and cash equivalents at beginning of period      630,459      630,459          607,162
----------------------------------------------------------------------------------------------
 Cash and cash equivalents at end of period           $607,162     $499,046         $540,320
==============================================================================================

 Supplemental disclosure of cash flow information:
----------------------------------------------------------------------------------------------

 Cash paid for:
    Interest::                                        $ 86,164     $ 51,872         $ 52,053
==============================================================================================

            See accompanying notes to combined financial statements.

                     NOTES TO COMBINED FINANCIAL STATEMENTS


1.    Description of Business
PCAKC/NFAKC Group (the "Group") consists of Panama City Artificial Kidney Center, P.A. ("PCAKC") and North Florida Artificial Kidney Center, P.A. ("NFAKC"). The Group provides dialysis treatments for End Stage Renal Disease ("ESRD") patients in an outpatient environment or in the patient's home.

For the year ended December 31, 1995, approximately 87% of the Company's net patient revenue was received from Medicare. Accordingly, the Company's operations and cash flows are dependent upon the rate and manner of payment for patient services from third party payors and, in particular, federal and state administered programs.

2.    Summary of Significant Accounting Policies
Principles of Combination:
The combined financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of PCAKC and NFAKC. All significant intercompany accounts and transactions have been eliminated in combination.

Patient Revenue and Allowances:
Patient revenue is recorded at established rates on the accrual basis in the period during which the service is provided. Appropriate allowances to give recognition to third-party arrangements are also recorded on the accrual basis. Payments to the Group under Medicare and other state administered programs are based upon a predetermined specific fee per treatment.

The Group does not believe there are any significant credit risks associated with receivables from Medicare and other state administered programs. The allowance for doubtful accounts consists of management's estimate of amounts that may prove uncollectible from secondary insurers or patients.

Patient Care Costs:
Patient care costs include medical supplies, including Erythropoietin ("EPO") supplies, and direct patient care salaries and benefits.

Property and Equipment and Depreciation and Amortization:
Property and equipment are stated at cost. Depreciation and amortization are provided by the straight-line method over the estimated useful lives of the related assets or lease terms for leasehold improvements and equipment under capital lease. The estimated useful life is seven years for furniture, fixtures and equipment and 39 years for building and improvements. Costs of maintenance and repairs are charged to expense as incurred. Sales and retirements of depreciable assets are recorded by removing the related cost and accumulated depreciation from the accounts. Gains and losses on sales and retirements of assets are reflected in results of operations.

Income Taxes:
PCAKC and NFAKC have elected to have their income taxed as S Corporations under the provisions of the Internal Revenue Code. Therefore, taxable income or loss is reported for all of the Group's entities to the individual stockholders for inclusion in their respective tax returns, and no provision for federal or state income taxes is included in these statements.

Prepaid Expenses:
Prepaid expenses consist of prepaid maintenance agreements.

Inventories:
Inventories are stated at the lower of cost (determined using the first-in, first-out method) or market and consists of dialysis supplies.

Use of Estimates:
Certain amounts included in the accompanying combined financial statements and related footnotes reflect the use of estimates based on assumptions made by management. Actual amounts could differ from these estimates.

Estimated Medical Professional Liability Claims:
The Group is insured for medical professional liability claims through a commercial insurance policy. It is the Group's policy that provision for estimated premium adjustments to medical professional liability costs be made for asserted and unasserted claims and based upon the Group's experience. Provision for such professional liability claims includes estimates of the ultimate costs of such claims. To date, the Group's experience with such claims has not been significant. Accordingly, no such provision has been made.

Cash Equivalents:
For the purpose of reporting cash flows, the Group considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The cash of the Group is principally held by one financial institution.

Interim Financial Information:
The financial statements and accompanying financial information in the notes to the combined financial statements as of June 30, 1996 and for the three months and six months ended June 30, 1995 and 1996 are unaudited but, in the opinion of management, include all adjustments (consisting only of normal recurring adjustments and accruals) which the Group considers necessary for a fair presentation of the financial position of the Group at such dates and the operating results and cash flows for those periods. Results for interim periods are not necessarily indicative of results for the entire year.

3.   Property and Equipment:
A summary of property and equipment and related accumulated depreciation as of December 31, 1995 is as follows:


                                          December 31, 1995
--------------------------------------------------------------------------------
 Building                                    $  655,393
 Leasehold improvements                         246,091
 Equipment, furniture and fixtures              752,069
 Land                                            70,000
--------------------------------------------------------------------------------
                                              1,723,553
--------------------------------------------------------------------------------
 Less accumulated depreciation                 (368,416)
--------------------------------------------------------------------------------
                                             $1,355,137
================================================================================

Depreciation expense was $131,960 for the year ended December 31, 1995.


4.   Long-Term Debt
Long-term debt as of December 31, 1995 consists of:

                                                                       December 31, 1995
---------------------------------------------------------------------------------------------
 Term loan payable in monthly installments of principal and interest of $5,028, through January 2, 1999 at an interest rate of 8.25% at
  December 31, 1995                                                          $160,396
 Term loan payable in monthly installments of principal and interest of $5,627, through December 1, 1998 at an interest rate of 8.25% at
  December 31, 1995. The remaining principal balance of $394,474 will
  become due on January 2, 1999.                                              481,016
 Term loan payable in monthly installments of principal and interest of $2,925, through May 1, 1999 at an interest rate of 7.0 % at
  December 31, 1995. The remaining principal payments of $117,614
  will become due June 1, 1999.                                               222,030
 Term loan payable in monthly installments of principal and interest of $2,341, through May 1, 1999 at an interest rate of 7.0% at
  December 31, 1995. The remaining principal balance of $147,017 will
  become due June 1, 1999.                                                    178,134
                                                                            1,041,576
---------------------------------------------------------------------------------------------
 Less current portion                                                        (120,442)
---------------------------------------------------------------------------------------------
                                                                           $  921,134
=============================================================================================

Maturities of long-term debt outstanding, as of December 31, 1995 for each of the next five years and thereafter, is as follows:


                                  Year
                                  -------------------------------------
                                  1996                      120,442
                                  1997                      122,956
                                  1998                      132,971
                                  1999                      665,207
                                  2000 and thereafter             0

The loans are collateralized by a lien on all of the Group's assets. The agreements require the Group to comply with certain covenants. There was a covenant violation during the year ended December 31, 1995. The loans are not classified as a current liability since the debt was subsequently paid off. The carrying amount of the long-term debt is a reasonable estimate of its fair value utilizing interest rates based on the prevailing market rates.

In addition to the long-term notes, the Group has a revolving line of credit with a bank which permits borrowing up to a maximum of $350,000 through April 1, 1996. Interest is charged at a fixed rate of 9%. Total borrowings under this agreement are collateralized by the Group's assets.

5.    Leasing Arrangements
The Group leases its NFAKC facility under a non-cancelable lease for a term of five years with certain renewal options.

Future minimum lease payments are as follows:


                                Operating Leases
                                ----------------
1996                                $32,100
1997                                 32,100
1998                                 32,100
1999                                  8,025
2000 and thereafter                       0
                                   --------
Total minimum lease payments       $104,325
                                   ========

Rent expense for the year ended December 31, 1995 was $32,100.

6.    Employment Benefit Plans
The Group sponsors a Profit Sharing Plan under section 401(k) of the Internal Revenue Code. This plan covers all employees who have been with the Group three months and work a minimum of 1,000 hours. For the year ended December 31, 1995, the Group matched 100% of employee deferral with the Group contributions not to exceed 5% of the employees' salaries, subject to the limitations imposed by the Internal Revenue Service. The Group's contribution to the Plan totaled $26,671 for the year ended December 31, 1995.

7.    Subsequent Event
On July 23, 1996, the stockholders of the Group agreed to the terms and conditions of a merger with Renal Treatment Centers-Florida, Inc., a Delaware corporation, pursuant to which all of the outstanding stock of PCAKC and NFAKC was converted into common stock of Renal Treatment Centers, Inc., a Delaware corporation and the parent of Renal Treatment Centers-Florida, Inc., in a transaction accounted for as a pooling of interests. The stockholders of the Group received 482,377 shares of Renal Treatment Centers, Inc. common stock in the transaction.

                RENAL TREATMENT CENTERS, INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                 June 30, 1996

                                                     Historical
                                                       Renal         Historical
                                                     Treatment        Acquired        Pro forma
                                                    Centers, Inc.    companies     adjustments (1)        Pro forma
                                                     (unaudited)    (unaudited)     (unaudited)          (unaudited)
                                                     -----------    -----------    ---------------       -----------
ASSETS

Current assets:

Cash                                               $    621,444      $   84,593     $(12,207,663)  (2)   $(11,501,626)
Investments                                          45,963,081                                            45,963,081
Accounts receivable, net                             63,386,631       1,079,932       (1,079,932)          63,386,631
Inventories                                           3,838,980         122,238           26,168            3,987,386
Deferred taxes                                        1,412,519                                             1,412,519
Prepaid expenses and other current assets             1,219,708          25,392           97,679            1,342,779
                                                   ------------      ----------     ------------         ------------
  Total current assets                              116,442,363       1,312,155      (13,163,748)         104,590,770
Property and equipment, net                          31,733,870         297,726          507,273           32,538,869
Intangibles, net                                    121,718,883                       11,046,594          132,765,477
Deferred taxes, non-current                           1,749,754                                             1,749,754
Other assets                                             15,649                                                15,649
                                                   ------------      ----------     ------------         ------------
  Total assets                                     $271,660,519      $1,609,881     $ (1,609,881)        $271,660,519
                                                   ============      ==========     ============         ============
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Current portion of long-term debt                  $  3,336,451      $   39,479     $    (39,479)        $  3,336,451
Accounts payable                                      6,305,145         141,954         (141,954)           6,305,145
Accrued compensation                                  2,694,379          25,590          (25,590)           2,694,379
Accrued expenses                                      3,170,103           7,453           (7,453)           3,170,103
Accrued income taxes                                    320,024                                               320,024
Accrued interest                                        399,015                                               399,015
                                                   ------------      ----------       ----------         ------------
  Total current liabilities                          16,225,117         214,476         (214,476)          16,225,117

Long term debt, net                                 131,592,265          71,911          (71,911)         131,592,265

Stockholders' equity:

Common stock, $.01 par value, 45,000,000 shares
  authorized; 24,255,969 shares issued and
  outstanding                                           242,559          10,500          (10,500)  (3)        242,559
Additional paid-in capital                           85,480,900          11,500          (11,500)  (3)     85,480,900
Retained earnings                                    38,513,754       1,301,494       (1,301,494)  (3)     38,513,754
                                                   ------------      ----------     ------------         ------------
Less treasury stock, 37,202 shares at cost             (394,076)                                             (394,076)
                                                   ------------      ----------     ------------         ------------
  Total liabilities and stockholders' equity       $271,660,519      $1,609,881     $ (1,609,881)        $271,660,519
                                                   ============      ==========     ============         ============

                RENAL TREATMENT CENTERS, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
  For the year ended December 31, 1995 and the six months ended June 30, 1996

                                   Historical                                               Historical
                                   ----------                                               ----------
                       For the year ended December 31, 1995                   For the six months ended June 30, 1996

                       Renal                                                   Renal
                     Treatment       Acquired     Pro forma                  Treatment        Acquired     Pro forma
                    Centers, Inc.   companies    adjustments    Pro forma   Centers, Inc.    companies    adjustments   Pro forma
                    -------------   ---------    -----------    ---------   -------------    ---------    -----------   ---------
Net patient revenue  $164,568,392  $48,738,135                 $213,306,527  $106,132,950   $11,403,121                $117,536,071
Patient care costs     79,451,490   34,876,467                  114,327,957    51,482,378    7,665,239                   59,147,617
                     ------------  -----------  -----------    ------------  ------------  -----------    -----------  ------------


Operating profit       85,116,902   13,861,668                   98,978,570    54,650,572    3,737,882                   58,388,454

General and
 administrative        41,381,899    8,611,419                   49,993,318    26,632,717    1,644,060                   28,276,777

Provision for
 doubtful accounts      4,760,678    2,532,445                    7,293,123     3,308,507      727,272                    4,035,779

Depreciation and
 amortization          12,066,461      495,881    3,395,894 (A)  15,958,236     7,645,118      115,705    1,495,141 (A)   9,255,964

Merger expenses         2,087,542                                 2,087,542     1,708,247                                 1,708,247
                     ------------  -----------  -----------    ------------  ------------  -----------  -----------    ------------

Income (loss) from
 operations            24,820,322    2,221,923   (3,395,894)     23,646,351    15,355,983    1,250,845   (1,495,141)     15,111,687
                     ------------  -----------  -----------    ------------  ------------  -----------  -----------    ------------

Interest expense,
 net                    2,557,449      254,176                    2,811,625     1,553,433       11,822                    1,565,255
                     ------------  -----------  -----------    ------------  ------------  -----------  -----------    ------------

Income (loss) before
 income taxes          22,262,873    1,967,747   (3,395,894)     20,834,726    13,802,550    1,239,023   (1,495,141)     13,546,432
                     ------------  -----------  -----------    ------------  ------------  -----------  -----------    ------------


Income taxes            7,632,069      120,676   (1,256,481) (B)  6,496,264     4,999,536       25,044     (553,202) (B)  4,471,378
                     ------------  -----------  -----------    ------------  ------------  -----------  -----------    ------------

Net income           $ 14,630,804  $ 1,847,071  $(2,139,413)   $ 14,338,462  $  8,803,014  $ 1,213,979  $  (941,939)   $  9,075,054
                     ============  ===========  ===========    ============  ============  ===========  ===========    ============

Pro forma net income
 per common and
 common stock
 equivalent  (C)                                                       $.64                                                    $.36
                                                               ============                                            ============
Pro forma weighted
 average common
 shares used in
 computing earnings
 per share                                                       22,412,733                                              25,284,349
                                                               ============                                            ============

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


On September 16, 1996, Renal Treatment Centers, Inc. (the "Company") completed the acquisition of substantially all of the non-current and certain other assets of Columbus Regional Dialysis Center, Inc., and Phenix City Nephrology Referral Center, Inc. (collectively "the Sellers") which operated, respectively, two and one Medicare- certified end-stage renal dialysis facilities (collectively "the Facilities"). Two of the Facilities are located in Georgia and the remaining Facility is located in Alabama. The shareholders of the Sellers are Ashok Kumar, M.D. and Joyce Dozier. The acquisition was completed pursuant to two separate asset purchase agreements ("the Agreements") dated September 7, 1996, with an effective time of August 31, 1996 at 11:59 PM, between subsidiaries of the Company and the respective Sellers.

The Company acquired all of the Facilities' inventory, equipment, patient lists, goodwill and other non-current assets used in the operation of the Facilities.

As part of the transaction, the Company entered into covenants not to compete with Dr. Kumar, Ms. Dozier and the Sellers and concurrently entered into new agreements or received assignments of existing agreements to provide acute dialysis services at three area hospitals. In addition, the Company entered into a physician director agreement with Dr. Kumar to act as physician director of the Facilities.

The Company paid total cash consideration of $11,500,000, and determined the consideration based on negotiations with the Sellers and the Company's determination of the fair market value of the assets used in the Facilities as a going concern.

The cash consideration was funded entirely by a portion of the proceeds received from the Company's issuance of convertible subordinated notes in June 1996.

Although the above transaction does not individually qualify as an acquisition of a significant subsidiary, when it is combined with all of the businesses acquired by the Company that did not individually reach the significant subsidiary threshold, the transactions in the aggregate are considered significant. As a result, the Company must furnish financial statements covering at least a substantial majority of the businesses acquired for the most recent fiscal year and the most recent interim period for which a balance sheet was filed.

Basis of Presentation
---------------------

The unaudited pro forma financial statements are presented to illustrate (i) the pro forma effects on the Company's balance sheet as of June 30, 1996 and (ii) the pro forma effects on the Company's results of operations for the year ended December 31, 1995 and for the six month period ended June 30, 1996 as if the foregoing transaction had occurred on January 1, 1995. The unaudited pro forma financial statements include adjustments resulting from the use of the purchase method of accounting and are not necessarily indicative of what the combined financial position or results of operations would have been had the transaction occurred on January 1, 1995, nor are they necessarily indicative of future results of the combined entities.

The non-audited pro-forma financial statements include the above acquisitions of the non-current and certain other assets for Columbus Regional Dialysis Center, Inc. and Phenix City Nephrology Referral Center, Inc., as well as the acquisition of substantially all the assets of Kidney Center of Delaware County, Ltd. ("KCDC") and Kidney Center of Chester County, Ltd. ("KCCC") which occurred on May 29, 1996. The Company paid total cash consideration of approximately $26.6 million for the KCDC/KCCC acquisition. In addition to these acquisitions, the proforma financial statements include five individually insignificant acquisitions, which had a cumulative purchase price of approximately $11,000,000.

Certain pro forma adjustments are based on preliminary estimates of the fair values of assets acquired and are thus subject to change.

Adjustments to Pro Forma Consolidated Balance Sheets
----------------------------------------------------

(1) Adjusts assets to fair market value and eliminates certain assets and liabilities not assumed by the Company in connection with the acquisition.

(2)   Reflects decrease in cash to reflect the acquisition.

(3) Eliminates ownership interest in the company whose assets were acquired in the acquisition.

Adjustments to Pro forma Consolidated Statements of Operations
--------------------------------------------------------------

(A) Reflects depreciation and amortization expense resulting from the revaluation in purchase accounting of fixed assets and intangible assets of $2,484,227 and $1,084,038 offset by historical Seller depreciation and amortization of $266,841 and $104,169 for the year ended December 31, 1995 and for the six months ended June 30, 1996, respectively. Also reflects additional amortization over a 25 year period of the excess cost over net assets acquired of $1,178,508 and $515,272 for the year ended December 31, 1995 and for the six months ended June 30, 1996, respectively, as if the Seller were acquired as of January 1, 1995.

(B) Reflects the adjustments to income taxes which would have been provided on pro forma income before taxes.

(C) Pro forma net income per common and common stock equivalents is computed by dividing net income by the weighted average number of common and common stock equivalents outstanding during the period.

                                 Exhibit Index


     Exhibit                    Document
     -------                    --------

     23.1                       Consent of Coopers & Lybrand, L.L.P.

     23.1(a)                    Consent of Aronhalt, Stringer & Company, CPA's